UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2004

KEY TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-21820	93-0822509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

150 Avery Street
Walla Walla, Washington 99362
(Address of principal executive offices) (Zip Code)

(509) 529-2161
(Registrantäs telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The information in this Current Report is being furnished and shall not be deemed “Filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

On November 4, 2004, Key Technology, Inc., the Registrant, issued a press release announcing its financial results for its fourth fiscal quarter and year ended September 30, 2004. The full text of the press release is attached hereto as Exhibit 99.1.

Item 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

          The following exhibit is furnished with this report on Form 8-K:

          99.1    Press release of Key Technology, Inc. dated November 4, 2004

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

KEY TECHNOLOGY, INC.

/s/ PHYLLIS BEST
Phyllis Best
Chief Financial Officer

Dated: November 4, 2004

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release of Key Technology, Inc. dated November 4, 2004